WEINICK SANDERS                                1375 BROADWAY
[GRAPHIC OMITTED]   LEVENTHAL & CO., LLP               NEW YORK, N.Y. 10018-7010
                    ------------------------------------------------------------
                    CERTIFIED PUBLIC ACCOUNTANTS                    212-869-3333
                                                              FAX:  212-764-3060

                                                                   WWW.WSLCO.COM


July 31, 2005

UNITED STATES SECURITIES
  AND EXCHANGE COMMISSION
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, DC 20549


To Whom It May Concern:

We have read the Form 8-K dated July 31, 2005, to be filed by Warrantech Corporation (the "Registrant"). We are in agreement with all of the statements contained therein as they apply to Weinick Sanders Leventhal & Co., LLP. We have no basis to agree or disagree with other statements of the Registrant contained in the Form 8-K.


Very truly yours,


/s/ WEINICK SANDERS LEVENTHAL & CO., LLP





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